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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 27, 2003
                                  ------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


    Nevada                        000-28761                       88-0380546
    ------                        ---------                       ----------
(State or Other            (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                  33433
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     (Address of Principal Executive Offices)                      (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)


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Item 5.  Other Events.

On May 27, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release announcing a further update regarding the status of its recently declared stock dividend. A copy of the press release of the Company, dated May 27, 2003, is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated May 27, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JAG MEDIA HOLDINGS, INC.


Date: May 28, 2003                          By:  /s/ Thomas J. Mazzarisi
                                                 -------------------------------
                                                 Name:  Thomas J. Mazzarisi
                                                 Title: Executive Vice President


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.       Description                                               Page
-----------       -----------                                               ----

99.1              Press Release of the Company, dated May 27, 2003.         5


                                       4